UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_________________

Date of Report (Date of earliest event reported):  October 1, 2009

VOLCAN HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-141505	98-0554790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Level 34, 50 Bridge Street Sydney, Australia	2000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +61-2-8216-0777
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

Previous Independent Registered Public Accounting Firm

On October 1, 2009, our board of directors approved the dismissal of Nexia Court & Co., Chartered Accountants (“Nexia”) as our  independent registered public accounting firm. We notified Nexia of this decision on October 1, 2009.

Nexia’s report with respect to our financial statements for the fiscal year ended June 30, 2008 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended June 30, 2008 and June 30, 2009 and through October 1, 2009, there have been no disagreements with Nexia on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Nexia would have caused Nexia to make reference thereto in its reports on the financial statements for such periods.

There have been no reportable events, as defined by Item 304(a)(1)(v) of Regulation S-K, during the fiscal quarters ended September 30, 2008, December 31, 2008 and March 31, 2009  and through October 1, 2009.

We provided Nexia with a copy of the above disclosure and requested a letter from Nexia stating whether or not Nexia agrees with this disclosure. A copy of the letter received us is attached hereto as Exhibit 16.1.

 New Independent Registered Public Accounting Firm

On October 1, 2009, we appointed Li & Company, PC (“Li”) as our new independent registered public accounting firm, to perform auditing services commencing with the fiscal year ending June 30, 2009.

During the fiscal years ended June 30, 2008 and June 30, 2009 and through October 1, 2009, neither we nor anyone acting on our behalf had consulted with Li regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
16.1	Letter from Nexia Court & Co., Chartered Accountants, dated October 1, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Company Name

Dated: October 1, 2009	By:	/s/ Pnina Feldman
Name: Pnina Feldman
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from Nexia Court & Co., Chartered Accountants, dated October 1, 2009.